Dear Shareholder:

    The attached is an update to pages 5 and 6 of your prospectus for SouthTrust Alabama Tax-Free Income Fund. We suggest that you replace the existing pages with the attached pages.

    The updates consist of: 1) noting the Fund's duration and defining that term; 2) correcting the Performance Bar Chart and Table; and 3) correcting the name of the Fund's benchmark index to the Lehman Brothers 5 Year Municipal Bond Index.

    Thank you for choosing SouthTrust Alabama Tax-Free Income Fund to pursue double-tax-free income.

The SouthTrust Funds

[SouthTrust logo]

SouthTrust Alabama Tax-Free Income Fund

  What is the Alabama Tax-Free Fund's Goal?

    The Fund's goal is to provide current income exempt from federal income tax and the income tax imposed by the State of Alabama.

  What are the Fund's Main Investment Strategies?

    The Fund seeks to achieve its goal by investing at least 80% of its net assets in tax-exempt fixed income securities so that the Fund's annual interest income is exempt from federal income tax and Alabama state income tax. The Adviser selects investments after assessing factors such as trends in interest rates, creditworthiness, the supply of appropriate municipal bonds, and portfolio diversification. Although technically the Fund is "non-diversified" for regulatory purposes, the Adviser seeks to incorporate as much diversification among issuers of municipal bonds and industry sectors as market supply allows. In order to manage interest rate risks and produce competitive returns, the Fund will maintain an effective duration of four to eight years. Effective duration measures the price sensitivity of a fixed income security to changes in interest rates.

    At least 65% of the Fund's total assets will be invested in investment grade obligations issued by or on behalf of the State of Alabama, its political subdivisions, or agencies. Some of the interest from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations.

  What are the Main Risks of Investing in the Fund?

    The prices of fixed-rate debt securities change in the opposite direction of interest rates. As a result, if interest rates increase, the value of the Fund's portfolio securities (and therefore the value of your Fund shares) could go down. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Other factors that may effect the Fund's returns include bond defaults or increase in the risk of defaults, or early redemptions of portfolio securities. Since the Fund is non-diversified for regulatory purposes and invests primarily in issuers from a single state, the Fund may be subject to additional risks compared to funds that are more fully diversified and/or invest in multiple states. While Alabama's economy has generally become more diversified (e.g., technology, banking, financial services, and health care), the local economies of certain regions may be heavily dependent on a single, large local employer or a manufacturing or natural resource-based industry (e.g., textiles, coal mining, and timber)--any downturn in these and other industries may adversely impact one or more issuers of municipal securities within that region and effect the ability of those issuers to repay debt.

                                       5

Alabama Tax-Free Income Fund--Performance Bar Chart and Table*

[GRAPH APPEARS HERE]

The bar chart shows the variability of the Fund's total returns on a yearly basis. The total returns reflect projected Fund expenses before waivers. The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's total return from January 1, 1999 to June 30, 1999 was -0.55%.

Within the period shown in the Chart, the Fund's highest quarterly return was 4.52% (quarter ended March 31, 1995). Its lowest quarterly return was -1.78% (quarter ended December 31, 1994).

Average Annual Total Return Table*

    The following table represents the Fund's Average Annual Total Returns, reduced to reflect the anticipated sales charges of the Fund, for the calendar periods ended December 31, 1998. The table shows the Fund's total returns averaged over a period of years relative to the Lehman Brothers 5 Year Municipal Bond Index (LBMB), a market index of intermediate municipal securities. Total returns for the LBMB do not reflect sales charges and other fees the SEC required to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.


Calendar

Period                                                       Fund      LBMB

----------------------------------------------------------------------------
1 Year                                                       1.79%     5.84%

----------------------------------------------------------------------------
5 Years                                                      3.82%     5.28%
----------------------------------------------------------------------------
10 Years                                                     5.23%     7.07%
----------------------------------------------------------------------------

The start of performance in the table for the predecessor common trust fund was January 1, 1989.

* The SouthTrust Alabama Tax-Free Income Fund is the successor to a portfolio of a common trust fund managed by the Adviser. At the Fund's commencement of operations, the assets from the common trust fund were transferred to the Fund on August 23, 1999 in exchange for Fund shares. The quoted performance data includes the performance of the common trust fund for the periods before the Fund's registration statement became effective on August 10, 1999, as adjusted to reflect the Fund's expenses and sales load. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential rewards.

                                       6